INTERNATIONAL WIRE GROUP, INC.
                                12 MASONIC AVENUE
                             CAMDEN, NEW YORK 13316



                                  June 14, 2006


To Certain Holders of
Common Stock of
International Wire Group, Inc.

                  Re:      Requested Waiver of Registration Rights

Ladies and Gentlemen:

     International Wire Group, Inc. (the "Company") filed a registration statement on Amendment No. 4 to Form S-1 with the Securities and Exchange Commission on August 2, 2005 to register shares of certain selling shareholders of the Company's Common Stock, par value $0.01 per share pursuant to that certain Amended and Restated Registration Rights Agreement, dated as of November 23, 2004 (as amended, the "Registration Rights Agreement"), by and among the Company and the persons listed on the signature pages thereof (the "Holders"). The registration statement became effective August 9, 2005.

     The Company hereby requests that, as a Holder of Registrable Securities (as defined in the Registration Rights Agreement), you waive, from May 1, 2006 through April 30, 2007, the Company's obligations under Article 2 (Shelf Registration) of the Registration Rights Agreement.

     Please acknowledge your agreement to the waiver of registration rights in the space provided below.

                                               Very truly yours,

                                               INTERNATIONAL WIRE GROUP, INC.



                                               By:  /s/ Rodney D. Kent
                                                   ---------------------------
                                               Name: Rodney D. Kent
                                               Title: Chief Executive Officer

ACKNOWLEDGED AND AGREED:



                                               GSCP (NJ), INC.

                                                   By:  /s/ Robert Hamwee
                                                      --------------------------
                                                   Name:   Robert Hamwee
                                                   Title:  Managing Director
                                                           GSC Partners

ACKNOWLEDGED AND AGREED:



                               SPECIAL VALUE ABSOLUTE RETURN FUND, LLC


                               By: SVAR/MM, LLC, its Managing Member

                               By: Tennenbaum Capital Partners, LLC,
                                        its Managing Member

                               By: TENNENBAUM & Co., LLC, its Managing Member

                                        By:  /s/ Michael E. Tennenbaum
                                           -------------------------------------
                                        Name:  Michael E. Tennenbaum
                                        Title: Managing Partner

ACKNOWLEDGED AND AGREED:



                                     SPECIAL VALUE OPPORTUNITIES FUND, LLC


                                        By:  /s/ Michael E. Tennenbaum
                                           -------------------------------------
                                        Name:  Michael E. Tennenbaum
                                        Title: Authorized Signatory